T. Rowe Price Institutional Emerging Markets Equity Fund

Supplement to Prospectus and Summary Prospectus dated March 1, 2022

The following changes are effective May 1, 2022.

The fund’s Board of Directors has approved lowering the fund’s all-inclusive management fee from 1.10% to 1.00% based on the fund’s average daily net assets. The management fee includes investment management services and ordinary, recurring operating expenses, but does not cover interest; expenses related to borrowings, taxes, and brokerage and other transaction costs; or nonrecurring, extraordinary expenses.

To reflect the lower all-inclusive management fee, the fee table and expense example on page 1 of the summary prospectus and prospectus are revised as follows:

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. You may also incur brokerage commissions and other charges when buying or selling shares of the fund, which are not reflected in the table.

Fees and Expenses of the Fund

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.00%

Other expenses	—

Total annual fund operating expenses	1.00

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$102	$318	$552	$1,225

-End of Supplement Text--

The first paragraph below “The Management Fee” on page 10 of the prospectus is replaced with the following:

The fund pays the investment adviser an annual all-inclusive management fee of 1.00% based on the fund’s average daily net assets. Prior to May 1, 2022, the all-inclusive fee was 1.10%. The management fee is calculated and accrued daily, and it includes investment management services and ordinary, recurring operating expenses, but does not cover interest; expenses related to borrowings, taxes, and brokerage and other transaction costs; or nonrecurring, extraordinary expenses.

The date of this supplement is April 28, 2022.

E146-041 4/28/22